                                                                  EXHIBIT 10.1


                        COMCORE SEMICONDUCTOR, INC.

                         1997 STOCK OPTION PLAN(1)

     Section 1. DESCRIPTION OF PLAN. This is the 1997 Stock Option Plan (the "Plan") of ComCore Semiconductor, Inc., a California corporation (the "Company"). Under the Plan employees, directors, consultants and advisors of the Company or any of its subsidiaries, to be selected as below set forth, may be granted options ("Options") to purchase shares of the Common Stock of the Company ("Common Stock"). For purposes of the Plan, the term "subsidiary" means any corporation 50% or more of the voting stock of which is owned by the Company or by a subsidiary (as so defined) of the Company. It is intended that the Options under the Plan will either qualify for treatment as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and be designated Incentive Stock Options, or not qualify for such treatment and be designated Nonqualified Stock Options.

     Section 2. PURPOSE OF THIS PLAN. The purpose of the Plan and of granting options to specified employees, directors, consultants and advisors is to further the growth, development and financial success of the Company and its subsidiaries by providing additional incentives to such persons by assisting them to acquire shares of Common Stock and to benefit directly from the Company's growth, development and financial success.

     Section 3. ELIGIBILITY. The persons who shall be eligible to receive grants of Options under the Plan shall be the employees, directors, consultants and advisors of the Company or any of its subsidiaries. A person who holds an Option is herein referred to as a "Participant." More than one Option may be granted to any one Participant. Notwithstanding the foregoing, the aggregate Options which may be granted to any person shall represent the right to purchase no more than 1,237,500 shares of Common Stock.

     Only employees of the Company or a subsidiary may be granted Incentive Stock Options under the Plan. The aggregate fair market value (determined as of the time an Option is granted) of the Common Stock for which any Participant may be granted Incentive Stock Options first exercisable in any calendar year under this Plan and any other incentive stock option plans (which qualify under Section 422 of the Code) of the Company or any subsidiary shall not exceed $100,000.

     Section 4. ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board is authorized and empowered to administer the Plan, and subject to the Plan, (i) to select the Participants, to specify the number of shares of Common Stock with respect to which Options are granted to each such Participant, to specify the Option Price (as hereinafter defined) and the terms of Options, and in general to grant Options;


--------
     (1) This plan was assumed by National Semiconductor Corporation on May 27, 1998. In connection therewith, upon the exercise of an outstanding option under this plan, the holder of the option will receive 0.3268 shares of common stock of National Semiconductor Corporation per share of common stock of ComCore Semiconductor, Inc. underlying the holder's option.

(ii) to determine, subject to the limits of Section 3 hereof, whether Options will be Incentive Stock Options or Nonqualified Stock Options; (iii) to determine the dates upon which Options shall be granted and to provide for the terms and conditions of the Options in a manner consistent with this Plan, which terms and conditions need not be identical as to the various Options granted; (iv) to interpret the Plan; (v) to prescribe, amend and rescind rules relating to the Plan; and (vi) to determine the rights and obligations of Participants under the Plan. The interpretation and construction by the Board of any provision of the Plan or of any Option granted thereunder shall be final. No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

     Notwithstanding the foregoing, the Board may at any time determine that the Plan shall be administered by a Compensation Committee of the Board; provided, however, that such Compensation Committee shall consist solely of two or more "independent" directors appointed by and holding office at the pleasure of the full Board, each of whom is both a "non-employee director" (as defined by Rule 16b-3 promulgated pursuant to the Securities Exchange Act of 1934) and an "outside director" (for purposes of Section 162(m) of the
Code), and all references herein to the "Board" shall, upon and after such determination, be deemed to be references to such Compensation Committee as so constituted.

     Section 5. SHARES SUBJECT TO THE PLAN. The number of shares of Common Stock which may be purchased pursuant to the exercise of Options granted under the Plan shall not exceed 2,475,000 shares, subject to adjustment as provided in Section 11 to reflect all stock splits, stock dividends or similar capital changes. Upon the expiration or termination for any reason of an outstanding Option which shall not have been exercised in full, any shares of Common Stock then remaining unissued which shall have been reserved for issuance upon such exercise shall again become available for the granting of additional Options under the Plan.

     Section 6. OPTION PRICE. The purchase price per share (the "Option Price") of the shares of Common Stock underlying each Option shall be determined by the Board in each case and, in the case of Incentive Stock Options, shall be not less than the fair market value of such shares on the grant date, except as provided in Section 12. Such fair market value shall be determined by the Board on the basis of the best available information. Notwithstanding the above, the Option Price of the shares of Common Stock underlying each Option granted to any person who owns stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Company shall not be less than 110% of the fair market value of such shares on the date of grant.

     Section 7. EXERCISE OF OPTIONS. Subject to all other provisions of the Plan, each Option shall be exercisable for the full number of shares of Common Stock subject thereto, or any part thereof, in four equal cumulative annual installments commencing one year after the date of grant, or in such other installments and at such other intervals as the Board may in any specific case or cases otherwise specifically determine in granting such Option; provided, however, that each Option shall provide that it shall become exercisable as to at least one-fifth (1/5) of the full number of shares subject thereto on each anniversary date of Option Grant, and thus become fully exercisable not more than five years after the date of grant. Each Option shall terminate and expire, and shall no longer be subject to exercise, ten years after the date of grant thereof, or at such earlier date as the Board may otherwise specifically determine in granting such Option. The Option shall be exercised by the Participant by giving written notice to the Company specifying the number of full shares to be purchased and accompanied by payment of the full purchase price therefor in cash, by check or in such other form of lawful consideration (including promissory notes) as the Board may approve from time to time.

     Section 8. OPTION. Each Option granted under the Plan shall be evidenced by a written stock option executed by the Company and delivered to the Participant, which shall be substantially in the form attached as Exhibits
A-1 or A-2 hereto, or shall be in such other form as specified by the Board.

     Section 9. ISSUANCE OF COMMON STOCK. The Company's obligation to issue shares of Common Stock upon the exercise of an Option is expressly conditioned upon the making of such investment representations and related undertakings by the Participant (or his legal representative, heir or legatee, as the case may be) in order to comply with the requirements of any exemption from any securities law registration or other qualification of such shares which the Company in its sole discretion shall deem necessary or advisable. Such required representations and undertakings may include representations and agreements that such Participant (or his legal representative, heir or legatee): (a) is purchasing such shares for investment and not with any present intention of selling or otherwise disposing thereof; and (b) agrees to have placed upon the face and reverse of any certificates evidencing such shares a legend setting forth (i) any representations and undertakings which such Participant has given to the Company or a reference thereto, and (ii) that, prior to effecting any sale or other disposition of any such shares, the Participant must furnish to the Company an opinion of counsel, satisfactory to the Company and its counsel, to the effect that such sale or disposition will not violate the applicable requirements of state and federal laws and regulatory agencies.

     Section 10. NONTRANSFERABILITY. No Option shall be assignable or transferable, except by will or by the laws of descent and distribution. During the lifetime of a Participant, any Option granted to him shall be exercisable only by him. After the death of a Participant, the Option granted to him may be exercised, prior to its termination as provided by Section 14(b), only by his legal representative, his legatee or a person who acquired the right to exercise the Option by reason of the death of the Participant.

     Section 11. RECAPITALIZATION, REORGANIZATION, MERGER OR CONSOLIDATION. If the outstanding shares of Common Stock of the Company are increased, decreased or exchanged for different securities through reorganization, merger, consolidation, recapitalization, reclassification, stock split, stock dividend or like capital adjustment, a proportionate adjustment shall be made
(a) in the aggregate number of shares of Common Stock which may be purchased pursuant to the exercise of Options under the Plan, as provided in Section 5, and (b) in the number, price, and kind of shares subject to any outstanding Option granted under the Plan.

     Upon the dissolution or liquidation of the Company or upon any reorganization, merger or consolidation in which the Company does not survive, the Plan and each outstanding Option shall terminate; provided that in such event: (a) each Participant to whom no Option has been tendered by the surviving corporation in accordance with all of the terms of provision

(b) immediately below shall have the right until five days before the effective date of such dissolution or liquidation, or such merger or consolidation in which the Company is not the surviving corporation, to exercise in whole or in part any unexpired Option or Options issued to him, without regard to the installment provisions of Section 7 of the Plan or any option agreement; or (b) in its sole and absolute discretion, the surviving corporation may, but shall not be so obligated, tender to any Participant holding an Option, an option or options to purchase shares of the surviving corporation, and such new option or options shall contain such terms and provisions as shall be required substantially to preserve the rights and benefits of any Option then outstanding under the Plan. Each Participant shall be given written notice by the Company of any such proposed or contemplated dissolution, liquidation, reorganization, merger or consolidation at least 35 days prior to the effective date thereof, which notice shall advise such Participant of the proposed dissolution, liquidation, reorganization, merger or consolidation and the rights of the Participant pursuant to this paragraph.

     To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided in this Section 11, the Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number or price of shares of Common Stock subject to any Option shall not be affected by, and no adjustment shall be made by reason of, any dissolution, liquidation, reorganization, merger or consolidation, or any issue by the Company of shares of stock of any class, or rights to purchase or subscribe for stock of any class, or securities convertible into shares of stock of any class.

     The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications or changes in its capital or business structures or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

     Section 12. SUBSTITUTE OPTIONS. If the Company at any time should succeed to the business of another corporation through a merger or consolidation, or through the acquisition of stock or assets of such corporation, Options may be granted under the Plan to those employees of such corporation or its subsidiaries who, in connection with such succession, become employees of the Company or its subsidiaries, in substitution for options to purchase stock of such corporation held by them at the time of succession. The Board, in its sole and absolute discretion, shall determine the extent to which such substitute Options shall be granted (if at all), the persons to receive such substitute Options (who need not be all of the optionees of such corporation), the number and type of Options to be received by each such person, the Option Price of such Option (which may be determined without regard to Section 6) and the terms and conditions of such substitute options; provided, however, that the Option Price of each such substituted Option shall be an amount such that, in the sole and absolute judgment of the Board, the economic benefit provided by such Option is not greater than the economic benefit represented by the option in the acquired corporation as of the date of the succession.

     Section 13. RIGHTS AS A SHAREHOLDER. A Participant holding an Option, or a transferee of an Option, shall have no rights as a shareholder with respect to any shares covered by his Option until the date of the issuance of a stock certificate to him for such shares, and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in
Section 11.

     Section 14. TERMINATION OF OPTIONS. Each Option granted under the Plan shall set forth a termination date thereof, which date shall be not later than ten years from the date such Option is granted. In any event all Options shall terminate and expire upon the first to occur of the following events:

           (a) the expiration of 60 days from the date of such Participant's termination of employment (other than by reason of death), except that if the Participant is then disabled (within the meaning of Section 105(d)(4) of the Internal Revenue Code), the expiration of one year from the date of the Participant's termination of employment; or

           (b) the expiration of 180 days from the date of the death of such Participant if his death occurs while he is employed by the Company or any of its subsidiaries; or

           (c) the termination of the Option pursuant to Section 11 of the Plan.

     The termination of employment of a Participant by death or otherwise shall not accelerate or otherwise affect the number of shares with respect to which an Option may be exercised, and the Option may only be exercised with respect to that number of shares which could have been purchased under the Option had the Option been exercised by the Participant on the date of such termination.

     Section 15. WITHHOLDING OF TAXES. The Company shall deduct and withhold from the wages, salary, bonus and other income paid by the Company to the Participant the requisite tax upon the amount of taxable income, if any, recognized by the Participant in connection with the exercise in whole or in part of any Option or the sale of Common Stock issued to the Participant upon exercise of the Option, all as may be required from time to time under any federal or state tax laws and regulations. This withholding of tax shall be made from the Company's concurrent or next payment of wages, salary, bonus or other income to the Participant or by payment to the Company by the Participant of required withholding tax, as the Board may determine.

     Section 16. VOTING AGREEMENT. All shares of Common Stock which may be purchased pursuant to the exercise of Options granted under the Plan shall be subject to a Voting Agreement in the form attached hereto as Exhibit B. The Company may require, as a condition to the grant and/or exercise of any Options, that the Participant confirm that such shares of Common Stock are subject to such Voting Agreement by executing and delivering to the Company such form of Voting Agreement; provided, however, that the failure of the Participant to execute the Voting Agreement shall not affect the rights of the Company and its assigns under this Plan, and any shares issued upon exercise of Options shall (notwithstanding any failure by the Participant to execute such Voting Agreement) be subject to the terms and conditions of such

Voting Agreement with the same force and effect as if such Voting Agreement had in fact been executed by the Participant.

     Section 17. TERMINATION OF PLAN. The Plan shall terminate when all Options granted hereunder either have been fully exercised, and all shares of Common Stock which may be purchased pursuant to the exercise of such Options have been so purchased, or have expired; provided, however, that (1) the Plan shall in any event terminate not later than ten years from the date of the adoption of the Plan or the date of approval of the Plan by the shareholders of the Company, whichever is earlier, and (2) the Board may in its absolute discretion terminate the Plan at any time. No such termination, other than as provided for in Section 11 hereof, shall in any way affect any Option then outstanding.

     Section 18. AMENDMENT OF PLAN. The Board may make such amendments to the Plan and, with the consent of each Participant affected, in the terms and conditions of granted Options, as it shall deem advisable, including, but not limited to, accelerating the time at which an Option may be exercised.

     Section 19. INFORMATION TO OPTIONEES AND PURCHASERS. The Company annually shall provide to each Participant financial statements, to the extent required by Section 260.140.46 of the rules of the California Commissioner of Corporations (the "Rules"), which have been approved by the Board. Such financial statements also shall be provided to each individual who was a Participant in the Plan, has acquired shares of Common Stock pursuant to the Plan and still owns such shares, to the extent required by the Rules. The stock option agreement of each Optionee may include a confidentiality clause which provides that, by accepting the Option, the Participant agrees not to disclose any information contained in such financial statements, not to duplicate or transmit such information to any other person, and not to use such information for any purpose adverse to the Company.

                                 EXHIBIT A-1

                           INCENTIVE STOCK OPTION



Optionee: __________________________

No. of Shares: _____________________

Option Price: ______________________

Commencement Date: ________________________

Execution of this Option on behalf of ComCore Semiconductor, Inc.:

           COMCORE SEMICONDUCTOR, INC.

           By: ________________________________
           Title: _____________________________


           THIS OPTION is granted as of _________________, by ComCore Semiconductor, Inc., a California corporation (the "Company"), to the Optionee indicated at the top of this page (the "Optionee"). Under the 1997 Stock Option Plan (the "Plan"), the Board of Directors has authorized the grant to the Optionee of an incentive stock option to purchase shares of the Common Stock of the Company under the terms and conditions of this Option. This Option is intended to be, and is designated as, an Incentive Stock Option under the Plan. This Option consists of seven numbered paragraphs, and has been executed by the Company at the top of this page.

     1.    OPTION; NUMBER OF SHARES; PRICE.

           The Company grants to the Optionee the right ("Option") to purchase all or any portion of the number of shares of the Common Stock of the Company indicated at the top of this page ("Stock") at the purchase price per share indicated at the top of this page (the "Option Price"). This Option is subject to the terms and conditions stated herein and in the Plan, including but not limited to the provisions of the Plan under which this Option shall be subject to modification if and when certain events occur.

     2.    TERM OF OPTION.

           This Option shall expire when the first of the following occurs:

           (a) the tenth anniversary date of the Commencement Date indicated at the top of the first page of this Option;

           (b) the expiration of sixty days from the date of the Optionee's termination of employment, either voluntary or involuntary and either with or without cause (other than by reason of death), except that if the Optionee is then disabled (within the meaning of Section 105(d)(4) of the Internal Revenue Code), the expiration of one year from the date of the Optionee's termination of employment;

           (c) the expiration of 180 days from the date the Optionee dies if he dies while he is employed by the Company or any of its subsidiaries; or

           (d)   the termination of the Option under the Plan.

     3.    EXERCISE OF OPTION.

           This Option may be exercised by the Optionee (or, after his death, by the person designated in Section 5) only in accordance with the following provisions:

           (a) this Option may be exercised by the Optionee upon delivery of the following to the Company at its principal executive offices:

                 (i) a written notice of exercise which identifies this Option and states the number of shares of Stock then being purchased;

                 (ii) a check or cash in the amount of the purchase price (or payment of the purchase price in such other form of lawful consideration as the Company's Board of Directors may approve from time to time under the provisions of the Plan);

                 (iii) a letter or agreement, if requested by the Company, in such form and substance as the Company may require, setting forth the investment intent of the Optionee and such other agreements and representations as described in the Plan;

                 (iv) a check or cash, if requested by the Company either before or after the Company's receipt of the notice of exercise, in the amount of any taxes (other than stock issue or transfer taxes) which the Company is obligated to collect or withhold by reason of the exercise of this Option; and

                 (v) if the same has not previously been executed and delivered to the Company, a Voting Agreement as provided in the Plan, executed by the Optionee.

           (b) This Option shall become exercisable in ____________ equal annual installments on each anniversary date of the Commencement Date, which is indicated at the top of the first page of this Option. On and after each such anniversary date, the Optionee shall be entitled to purchase all or any portion of __________ of the shares of Stock set forth in Section 1 above (appropriately adjusted for stock splits, stock dividends and similar capital modifications).

           The installments shall be cumulative, such that this Option may be exercised as to any or all of the Stock covered by an installment at any time or times after that installment becomes exercisable and until this Option expires or terminates.

     4.    TERMINATION OF EMPLOYMENT.

           The termination of the employment of the Optionee by death, disability or otherwise shall not accelerate or otherwise affect the number of shares with respect to which this Option may be exercised; provided, however, that this Option may only be exercised with respect to that number of shares which could have been purchased under this Option if this Option had been exercised by the Optionee on the date of termination.

     5.    DEATH OF OPTIONEE; NO ASSIGNMENT.

           The rights of the Optionee under this Option may not be assigned or transferred except by will or by the laws of descent and distribution. This Option shall be exercisable only by the Optionee during his lifetime. Any attempt to assign this Option in contravention of this Option shall be void and shall have no effect. If the Optionee should die while he is employed by the Company or a subsidiary, his legal representative, his legatee, or the person who acquired the right to exercise this Option by reason of the death of the Optionee (this group shall be collectively known as "successors") succeeds to the Optionee's rights under this Option. After the death of the Optionee, only his successor may exercise this Option.

     6.    NO RIGHTS AS SHAREHOLDER.

           The Optionee shall have no rights as a shareholder of any shares of Stock covered by this Option until the date of issuance of a stock certificate to him. Except as may be provided under the Plan, the Company will make no adjustment for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date the stock certificate is issued.

     7.    THIS OPTION SUBJECT TO PLAN.

           This Option is granted under the provisions of the Plan and shall be interpreted in a manner consistent with it. Any provision in this Option inconsistent with the Plan shall be superseded and governed by the Plan. A copy of the Plan is available to the Optionee at the Company's principal executive offices upon request and without charge.

                                 EXHIBIT A-2

                           NONQUALIFIED STOCK OPTION



Optionee: __________________________

No. of Shares: _____________________

Option Price: $______________________

Commencement Date: ________________________

Execution of this Option on behalf of ComCore Semiconductor, Inc.:

           COMCORE SEMICONDUCTOR, INC.

           By: ________________________________

           Title: _____________________________


           THIS OPTION is granted as of ______________, 19__, by ComCore Semiconductor, Inc., a California corporation (the "Company"), to the Optionee indicated at the top of this page (the "Optionee"). Under the 1997 Stock Option Plan (the "Plan"), the Board of Directors has authorized the grant to the Optionee of a nonqualified stock option to purchase shares of the Common Stock of the Company under the terms and conditions of this Option. This Option is intended to be, and is designated as, a Nonqualified Stock Option under the Plan. This Option consists of seven numbered paragraphs, and has been executed by the Company at the top of this page.

     1.    OPTION; NUMBER OF SHARES; PRICE.

           The Company grants to the Optionee the right ("Option") to purchase all or any portion of the number of shares of the Common Stock of the Company indicated at the top of this page ("Stock") at the purchase price per share indicated at the top of this page (the "Option Price"). This Option is subject to the terms and conditions stated herein and in the Plan, including but not limited to the provisions of the Plan under which this Option shall be subject to modification if and when certain events occur.

     2.    TERM OF OPTION.

           This Option shall expire when the first of the following occurs:

           (a) the tenth anniversary date of the Commencement Date indicated at the top of the first page of this Option;

           (b) the expiration of sixty days from the date of the Optionee's termination of employment, either voluntary or involuntary and either with or without cause (other than by reason of death), except that if the Optionee is then disabled (within the meaning of Section 105(d)(4) of the Internal Revenue Code), the expiration of one year from the date of the Optionee's termination of employment;

           (c) the expiration of 180 days from the date the Optionee dies if he dies while he is employed by the Company or any of its subsidiaries; or

           (d) the termination of the Option under the Plan.

     3.    EXERCISE OF OPTION.

           This Option may be exercised by the Optionee (or, after his death, by the person designated in Section 5) only in accordance with the following provisions:

           (a) This Option may be exercised by the Optionee upon delivery of the following to the Company at its principal executive offices:

                 (i) a written notice of exercise which identifies this Option and states the number of shares of Stock then being purchased;

                 (ii) a check or cash in the amount of the purchase price (or payment of the purchase price in such other form of lawful consideration as the Company's Board of Directors may approve from time to time under the provisions of the Plan);

                 (iii) a letter or agreement, if requested by the Company, in such form and substance as the Company may require, setting forth the investment intent of the Optionee and such other agreements and representations as described in the Plan;

                 (iv) a check or cash, if requested by the Company either before or after the Company's receipt of the notice of exercise, in the amount of any taxes (other than stock issue or transfer taxes) which the Company is obligated to collect or withhold by reason of the exercise of this Option; and

                 (v) if the same has not previously been executed and delivered to the Company, a Voting Agreement as provided in the Plan, executed by the Optionee.

           (b) This Option shall become exercisable in ________ (__) equal annual installments on each anniversary date of the Commencement Date, which is indicated at the top of the first page of this Option. On and after each such anniversary date, the Optionee shall be entitled to purchase all or any portion of ____________ (___) of the shares of Stock set forth in Section 1 above (appropriately adjusted for stock splits, stock dividends and similar capital modifications).

           The installments shall be cumulative, such that this Option may be exercised as to any or all of the Stock covered by an installment at any time or times after that installment becomes exercisable and until this Option expires or terminates.

     4.    TERMINATION OF EMPLOYMENT.

           The termination of the employment of the Optionee by death, disability or otherwise shall not accelerate or otherwise affect the number of shares with respect to which this Option may be exercised; provided, however, that this Option may only be exercised with respect to that number of shares which could have been purchased under this Option if this Option had been exercised by the Optionee on the date of termination.

     5.    DEATH OF OPTIONEE; NO ASSIGNMENT.

           The rights of the Optionee under this Option may not be assigned or transferred except by will or by the laws of descent and distribution. This Option shall be exercisable only by the Optionee during his lifetime. Any attempt to assign this Option in contravention of this Option shall be void and shall have no effect. If the Optionee should die while he is employed by the Company or a subsidiary, his legal representative, his legatee, or the person who acquired the right to exercise this Option by reason of the death of the Optionee (this group shall be collectively known as "successors") succeeds to the Optionee's rights under this Option. After the death of the Optionee, only his successor may exercise this Option.

     6.    NO RIGHTS AS SHAREHOLDER.

           The Optionee shall have no rights as a shareholder of any shares of Stock covered by this Option until the date of issuance of a stock certificate to him. Except as may be provided under the Plan, the Company will make no adjustment for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date the stock certificate is issued.

     7.    THIS OPTION SUBJECT TO PLAN.

           This Option is granted under the provisions of the Plan and shall be interpreted in a manner consistent with it. Any provision in this Option inconsistent with the Plan shall be superseded and governed by the Plan. A copy of the Plan is available to the Optionee at the Company's principal executive offices upon request and without charge.

                                   EXHIBIT B

                                VOTING AGREEMENT

     The undersigned, _____________________________________ (the
"Shareholder"), in the Shareholder's capacity as the holder of any shares of the Common Stock (the "Common Stock") of ComCore Semiconductor, Inc., a California corporation (the "Company") issued pursuant to the 1997 Stock Option Plan of the Company, hereby agrees with the Company as follows:

     1. AGREEMENT TO VOTE COMMON STOCK ON CERTAIN MATTERS. At any and all meetings of the shareholders of the Company (or with respect to any written consent solicited in lieu thereof), the Shareholder agrees to vote (or give its written consent in lieu thereof with respect to) all of the Common Stock in favor of any proposal approved by the Board of Directors of the Company (the "Board") and submitted to the holders of the Common Stock of the Company for their approval; provided, however, that the Shareholder shall be so obligated to vote in favor of any such proposal only (a) in connection with a vote, required by the California Corporations Code or otherwise by law, of the holders of the Common Stock voting alone as a separate class, and (b) if such proposal is additionally subject (or specifically made subject by the Board) to approval by the outstanding shares of Common Stock and Series B Convertible Preferred Stock voting together as if a single class (with the Series B Convertible Preferred Stock voting on an as-converted basis), in which case this Voting Agreement shall not be applicable to such vote of the Common Stock when so voting together with the Series B Convertible Preferred Stock as if a single class (but shall only be applicable to such separate class vote of the Common Stock alone).

     2. TERM. The term of this Agreement shall commence upon the date hereof and shall expire on that date which is ten years thereafter.

     3. LEGEND. All certificates representing the Common Stock shall be endorsed with substantially the following legend:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A VOTING AGREEMENT EXECUTED BY THE HOLDER OF THIS CERTIFICATE IN FAVOR OF THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICE OF THE COMPANY."

     4. TRANSFERS. This Voting Agreement shall be binding upon any transferee(s) of the Common Stock. The Company may require any such transferee(s) to execute a counterpart of this Voting Agreement as a condition to the issuance of a new share certificate upon transfer.

     5. ENFORCEABILITY/SEVERABILITY. The parties hereto agree that each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law. If any provision of this Agreement shall nevertheless be held to be prohibited by or invalid under applicable law, (a) such provision shall be effective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement, and (b) the parties shall, to the extent permissible by applicable law, amend this Agreement, or enter into a voting trust agreement under which the Common Stock shall be transferred to a voting trust created thereby, so as to make effective and enforceable the intent of this Agreement.

     6. AMENDMENTS AND WAIVERS. Any term hereof may be amended and the observance of any term hereof may be waived only with the written consent of the Company and Shareholder; provided, however, that the Company shall not consent to any amendment or waiver of this Agreement without the consent of the holders of a majority of the Company's Series A Convertible Preferred Stock (and Common Stock issued upon conversion thereof).

     IN WITNESS WHEREOF, this Voting Agreement has been executed by the undersigned to be effective as of ___________, 19__.


                                       COMCORE SEMICONDUCTOR, INC.

                                       By: ________________________________

                                       Title: _____________________________



                                       SHAREHOLDER


                                       ____________________________________
                                                  (Signature)


                                       ____________________________________
                                       (Type or Print Name of Shareholder)